                                                                   EXHIBIT 10.19

                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                        ARRANGED BY BA SECURITIES, INC.

         THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment and Restatement") dated as of October 29, 1996, by and among COMPAQ COMPUTER CORPORATION, a Delaware corporation (the "Company"), the several financial institutions from time to time party hereto (the "Banks"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Banks (the "Agent").

                                    RECITALS

         A. The Company, Banks, and Agent are parties to a U.S. $1,000,000,000 Revolving Credit Agreement dated as of October 31, 1995 (the "Credit Agreement").

         B. The parties hereto desire to amend such Credit Agreement as set forth herein and to restate such Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement shall be amended and restated in its entirety to read as set forth in the Credit Agreement with the following amendments, and agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2.      Amendments to Credit Agreement.

                 (a) Section 1.01 of the Credit Agreement shall be amended by amending the following defined terms to read in their entirety as follows:

         "Agreement" means this Amended and Restated Revolving Credit Agreement.

                                  "Applicable Fee Amount" means, for any date,
                 the per annum percentage amount set forth below based on the Applicable Rating on such date:

                          Applicable
                          Rating                          Fee Percentage
                          ----------                      --------------
                          A+/A1 (or higher)               0.0600%
                          A/A2                            0.0650%
                          A-/A3                           0.0725%
                          BBB+/Baa1                       0.0800%
                          BBB/Baa2                        0.1000%
                          BBB /Baa3                       0.1500%
                          BB+/Ba1                         0.2000%
                          (or lower, or no
                          Applicable Rating)

                                  "Applicable Margin" means, on any date and
                 with respect to each CD Loan or Offshore Loan outstanding on such date, the applicable margin (on a per annum basis) set forth below based on the Applicable Rating on such date:


                   Applicable               CD               Offshore
                   Rating                   Loans            Loans
                   ----------               -----            --------
                   A+/A1 (or higher)        0.2000%          0.2000%
                   A/A2                     0.2250%          0.2250%
                   A-/A3                    0.2500%          0.2500%
                   BBB+/Baa1                0.2800%          0.2800%
                   BBB/Baa2                 0.3750%          0.3750%
                   BBB /Baa3                0.4000%          0.4000%
                   BB+/Ba1                  0.6250%          0.6250%
                   (or lower, or no
                    Applicable Rating)

                 Provided, that at any time as the aggregate outstanding principal amount of Revolving Loans, together with the aggregate outstanding principal amount of "Revolving Loans" under, and as that term is defined in, the 364-Day Credit Agreement, exceeds 50% of the combined Commitments of all the Banks, together with the combined "Commitments" (as that term is defined in the 364-Day Credit Agreement) of all the lenders under the 364-Day Credit Agreement (and any time after the termination of commitments to lend under clause (a) of
                 Section 8.02 or under paragraph (b) or (c) of Section 2.09 hereof, or of the 364-Day Credit Agreement, as applicable), the Applicable Margin in respect of CD Loans and Offshore Loans hereunder shall be increased by an additional 0.125 percentage points.

                          "Interest Period" means (a) as to any Adjusted CD
                 Rate Revolving Loan, the period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as an Adjusted CD Rate Revolving Loan, and ending on the date 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, (b) as to any LIBOR Revolving Loan, the period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as a LIBOR Revolving Loan, and ending on the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Day of such month), as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, and (c) as to any Swingline Loan, the period commencing on the Borrowing Date of such Loan and ending on such date, not more than 10 days later, as agreed upon by the Company and the Swingline Bank at the time of the Borrowing of such Loan; provided that:

                                  (i)    if any Interest Period pertaining to
                          a CD Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day;

                                  (ii)     if any Interest Period pertaining
                          to an Offshore Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day; and

                                  (iii)    no Interest Period for any Loan
                          shall extend beyond the date set forth in clause (a) of the definition of "Revolving Termination Date."

                          "Revolving Termination Date" means the earlier to occur of:

                          (a)     October 31, 2001; and

                          (b) the date on which the commitments of the Banks to make Loans terminate in whole in accordance with Section 2.07, Section 2.09(b) or 2.09(c) or Section 8.02.

                          "Subordinated Debt" means any Debt of the Company (i) that expressly provides that it is subordinate in right of payment to the Loans made by the Banks hereunder, and (ii) under the terms of which no payments of principal shall be payable (whether by scheduled maturity, required prepayment, or otherwise, unless as a result of the acceleration of such Debt, in accordance with the terms thereof) prior to the date set forth in clause (a) of the definition of "Revolving Termination Date."

                          "364-Day Credit Agreement" means that U.S.
         $500,000,000 Amended and Restated Revolving Credit Agreement dated as of this date among the Company, BofA as Administrative Agent and the lenders party thereto, under which such lenders have agreed to extend credit to the Company on a 364-day basis.

                 (b) With effect from and after the Effective Date (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (a "New Bank") shall become a Bank party to the Credit Agreement, as amended and restated hereby, and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Any Bank which was a party to the Credit Agreement but is not listed on the signature pages hereof shall upon the Effective Date cease to be a Bank party to the Credit Agreement, as amended and restated hereby, and all accrued fees and other amounts payable under the Credit Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of the Credit Agreement which expressly survive payment of all Obligations shall inure to the benefit of, or, as applicable, shall continue to be binding on, such Bank with respect to the period prior to the Effective Date.

         3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                 (a) No Default or Event of Default has occurred and is continuing.

                 (b) All representations and warranties of the Company contained in the Credit Agreement are true and correct as though made on and as of this date.

                 (c) The Company is entering into this Amendment and Restatement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4. Effective Date. This Amendment and Restatement will become effective as of October 29, 1996 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                 (a) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment and Restatement.

                 (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and Restatement.

                 (c) The Agent shall have received an opinion of the General Counsel of the Company and another internal counsel of the Company licensed to practice law in the State of New York, substantially in the form of Exhibit D-1 and Exhibit D-2 to the Credit Agreement, with reference to this Amendment and Restatement, the Notes and the Credit Agreement as amended and restated hereby.

                 (d) The Agent shall have received a certificate signed by a Responsible Officer of the Company, dated as of the Effective Date, stating that the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects and that no Default or Event of Default has occurred and is continuing or would result as a result of any Borrowing.

                 (e) The Agent shall have received a duly executed Note for each of the New Banks (a "New Note") and a duly executed Amended and Restated Note (an "Amended Note") in the form of Exhibit A to this Amendment and Restatement, payable to the order of each of the Banks which is not a New Bank.

         5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment and Restatement shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute any amendments or amendments and restatements in the future.

         6.      Miscellaneous.

                 (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents (including the Notes) to such Credit Agreement shall henceforth refer to the Credit Agreement as amended and restated hereby, and all references in the Credit Agreement and in the other Loan Documents to the Notes shall refer to the New Notes and the Amended Notes. The words "hereof", "herein", "hereunder" and similar words contained in the Credit Agreement shall refer to the Agreement as amended and restated hereby.

                 (b) This Amendment and Restatement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment and Restatement.

                 (c) This Amendment and Restatement shall be governed by and construed in accordance with the law of the State of New York.

                 (d) This Amendment and Restatement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                 (e) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and Restatement.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment and Restatement as of the date first above written.


                                           COMPAQ COMPUTER CORPORATION


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as
                                           Administrative Agent


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment: $71,619,048                    BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as Swingline
                                           Bank and as a Bank


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $63,333,333                   CITIBANK, N.A., as Co-Agent and as
                                           a Bank


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $63,333,333                   NATIONSBANK TEXAS, N.A., as Co-Agent
                                           and as a Bank


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

Commitment:  $36,571,851                   ABN AMRO BANK N.V.
                                           By:  ABN AMRO North America,
                                                Inc., as agent


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


Commitment:  $36,571,429                   BANQUE NATIONALE DE PARIS,
                                           HOUSTON AGENCY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


Commitment:  $20,000,000                   BARCLAYS BANK PLC


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


Commitment:  $36,571,429                   COMMERZBANK AG, ATLANTA AGENCY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $20,000,000                   DEN DANSKE BANK AKTIESELSKAB,
                                           CAYMAN ISLANDS BRANCH


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

Commitment:  $36,571,429                   DEUTSCHE BANK AG NEW YORK AND/OR
                                           CAYMAN ISLANDS BRANCHES


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,000                   DRESDNER BANK AG


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


Commitment: $10,000,000                    FIRST NATIONAL BANK OF BOSTON


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment: $36,571,429                    FLEET NATIONAL BANK


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   MORGAN GUARANTY TRUST COMPANY OF
                                           NEW YORK


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

Commitment:  $20,000,000                   NATIONAL AUSTRALIA BANK LIMITED


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $20,000,000                   NATIONAL WESTMINSTER BANK PLC,
                                           NEW YORK BRANCH

                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



                                           NATIONAL WESTMINSTER BANK PLC,
                                           NASSAU BRANCH


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   PNC BANK, N.A.


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $46,571,429                   ROYAL BANK OF CANADA


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

Commitment:  $36,571,429                   SOCIETE GENERALE, SOUTHWEST AGENCY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $20,000,000                   BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $56,571,429                   THE CHASE MANHATTAN BANK


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   THE FIRST NATIONAL BANK OF CHICAGO


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   THE FUJI BANK, LIMITED, HOUSTON
                                           AGENCY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $20,000,000                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                           LTD., NEW YORK BRANCH


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

Commitment:  $20,000,000                   THE NORTHERN TRUST COMPANY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   THE SANWA BANK LIMITED, DALLAS AGENCY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   THE SUMITOMO BANK, LIMITED,
                                           HOUSTON AGENCY


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   TORONTO DOMINION (TEXAS), INC.


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------



Commitment:  $36,571,429                   WELLS FARGO BANK, N.A.


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

                                                                       EXHIBIT A

                                    FORM OF
                      AMENDED AND RESTATED PROMISSORY NOTE

U.S. $_________                                          Dated: October 29, 1996

         FOR VALUE RECEIVED, the undersigned, Compaq Computer Corporation, a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of __________________________________________________ (the "Bank") for the account of its applicable Lending Office (as defined in the Credit Agreement referred to below) on the Revolving Termination Date (as defined in the Credit Agreement) the principal sum of _________________ U.S. dollars (U.S. $__________) or, if less, the aggregate unpaid principal amount of the Revolving Loans (as defined in the $1,000,000,000 Amended and Restated Revolving Credit Agreement dated as of October 29, 1996 among the Company, the Bank, certain other lenders parties thereto and Bank of America National Trust and Savings Association, as Administrative Agent for the Bank and such other lenders; such Amended and Restated Revolving Credit Agreement, as amended or amended and restated from time to time being herein referred to as the "Credit Agreement") owing to the Bank outstanding on the Revolving Termination Date (as defined in the Credit Agreement), together with the principal amount of any outstanding Swingline Loans (as defined in the Credit Agreement) made by the Bank as Swingline Bank (as defined in the Credit Agreement).

         The Company promises to pay interest on the unpaid principal amount of each Loan owing to the Bank from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Bank of America National Trust and Savings Association, as Administrative Agent, at the Agent's Payment Office (as defined in the Credit Agreement), in immediately available funds. Each Loan owed to the Bank by the Company pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Amended and Restated Promissory Note; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

         This Amended and Restated Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Loans by the Bank to the Company from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned and the making of Swingline Loans by the Bank as Swingline Bank to the Company from time to time in an aggregate amount not to exceed the Swingline Commitment (as such terms are defined in the Credit Agreement), the indebtedness of the Company resulting from each Loan owing to the Bank being evidenced by this Amended and Restated Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. This Amended and Restated Promissory Note is an amendment and restatement of, and has been issued by the Company in substitution for and not in satisfaction of, any Note held by the Bank under the Credit Agreement as in effect prior to the amendment and restatement thereof effective as of the date hereof.

         This Amended and Restated Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                        COMPAQ COMPUTER CORPORATION



                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL


                                         Amount of
              Amount                     Principal       Unpaid
                of          Type of       Paid or       Principal     Notation
Date           Loan           Loan        Prepaid        Balance      Made By
----          ------        -------      ---------      ---------     --------